Exhibit 10.40

SCHEDULE 1.01

MORTGAGED PROPERTIES

None.

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Exhibit 10.40

SCHEDULE 4.8

SUBSIDIARIES

Subsidiary	Type of Organization	State of Organization
HMS Equity Holding, LLC	Limited Liability Company	Delaware
HMS Equity Holding II, Inc.	Corporation	Delaware
HMS Funding I LLC	Limited Liability Company	Delaware

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Exhibit 10.40

SCHEDULE 4.24

SUBSIDIARIES AND AFFILIATES

Subsidiary	Holder of Equity Interests	Nature of Equity Interests	Percentage of Equity Interests Held	Jurisdiction of Organization
HMS Equity Holding, LLC	HMS Income Fund, Inc.	Limited Liability Company Interest	100%	Delaware
HMS Equity Holding II, Inc.	HMS Income Fund, Inc.	Stock	100%	Delaware
HMS Funding I LLC	HMS Income Fund, Inc.	Limited Liability Company Interest	100%	Delaware

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Exhibit 10.40

SCHEDULE 4.30

INVESTMENTS

HMS Income Fund, Inc. – Custody at Amegy Bank, a division of ZB, National Association, f/k/a Amegy Bank - #3654545 - $23,218,350.10
HMS Income Fund, Inc. – Depository at Capital One Bank – #3822679276 – $1,047,724.50
HMS Income Fund, Inc. – Disbursement at Capital One Bank – 3822679284 - $663.48
HMS Income Fund, Inc. – Escrow at UMB Bank - #9871976068 - $1,507,278.63

HMS Equity Holding, LLC - Custody at Amegy Bank, a division of ZB, National Association, f/k/a Amegy Bank - #3654545A - $5,585,504.89
HMS Equity Holding, LLC – Disbursement at Capital One Bank - #3802487559 - $1,095.36

HMS Equity Holding II, Inc. - Custody at Amegy Bank, a division of ZB, National Association, f/k/a Amegy Bank - #3654545B - $845.89
HMS Equity Holding II, Inc. – Disbursement at Capital Bank - #3027008800 - $0

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Exhibit 10.40

SCHEDULE 4.33

CONTRACTS

HMS Income Fund, Inc.

•	Amended and Restated Articles of Incorporation

•	Amended and Restated Bylaws

•
Assignment and Assumption Agreement, dated as of December 12, 2011, among Main Street Capital Corporation, Main Street Capital II, LP and Main Street Mezzanine Fund, LP, as assignors, and HMS Income LLC as assignee.

•	Servicing Agreement, dated as of December 12, 2011 between Main Street Capital Partners, LLC and HMS Income LLC.

•	Advisory Agreement

•
Sub-Advisory Agreement, as modified by that certain Assignment and Assumption, dated as of December 31, 2013, among Main Street Capital Partners, LLC, Main Street Capital Corporation, as assignor, and MSC Adviser I, LLC, as assignee.

•
Expense Support and Conditional Reimbursement Agreement, dated as of December 30, 2013, by and between the Borrower and the Adviser, as the same has been amended, supplemented, restated or otherwise modified from time to time, as disclosed on the Borrower’s annual report on Form 10-K most recently filed with the Securities and Exchange Commission and any subsequent reports by the Borrower on Form 10-Q or Form 8-K filed with the Securities and Exchange Commission.

•
Amended and Restated Conditional Fee Waiver Agreement, dated as of March 26, 2013, among the Borrower, the Adviser and Main Street Capital Partners, LLC, as the same has been amended, supplemented, restated or otherwise modified from time to time, as disclosed on the Borrower’s annual report on Form 10-K most recently filed with the Securities and Exchange Commission and any subsequent reports by the Borrower on Form 10-Q or Form 8-K filed with the Securities and Exchange Commission.

HMS Equity Holding, LLC

•	Certificate of Formation

•	Operating Agreement

HMS Equity Holding II, Inc.

•	Articles of Incorporation

•	By Laws

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Exhibit 10.40

SCHEDULE 5.11

LOANS AND ADVANCES

None.

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Exhibit 10.40

SCHEDULE 5.14

PRINCIPAL AMOUNTS

None.

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Exhibit 10.40

SCHEDULE 5.31

DEBT

None.

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Exhibit 10.40

SCHEDULE 5.37

OPERATING LEASES

None.

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Exhibit 10.40

EXHIBIT A

NOTICE OF BORROWING

__________, 20__

To:    EverBank Commercial Finance, Inc., as Administrative Agent

Re:
Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS Income Fund, Inc., HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof.

Ladies and Gentlemen:

Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

The Borrower hereby requests a Borrowing in the aggregate principal amount of $___________ to be made on ________, 20__.

[The Advances included in such Borrowing are to be: [ABR Advances in the aggregate principal amount of $_________; Euro-Dollar Advances in the aggregate principal amount of $_________].

Attached to this Notice of Borrowing are true, correct and complete copies of (a)  a Borrowing Base Certification Report dated as of the date hereof, and (b) a calculation of the Borrowing Base and all components thereof.

The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ___ day of _____________, 20___.

All of the conditions applicable to the Borrowing requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied on the date of such Borrowing, including, without limitation, those set forth in Section 3.02 of the Credit Agreement.

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Exhibit 10.40

HMS Income Fund, Inc., a Maryland corporation

By:_______________________________
Name: ____________________________
Title:______________________________

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Exhibit 10.40

EXHIBIT B-1

REVOLVER NOTE

[To be attached]

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Exhibit 10.40

EXHIBIT B-2

SWING ADVANCE NOTE

[To be attached]

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Exhibit 10.40

EXHIBIT C

NOTICE OF CONVERSION
_____________________, 20____
To: EverBank Commercial Finance, Inc., as Administrative Agent

Re:
Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017 and thereafter amended, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS Income Fund, Inc., HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof.

Gentlemen:
Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.
This Notice of Conversion is delivered to you pursuant to Section 2.03 of the Credit Agreement.
With respect to the [ABR Advances] [Euro-Dollar Advances] in the aggregate amount of $___________, the Borrower hereby requests that such Advances be converted to [ABR Advances], [Euro-Dollar Advances] in the aggregate principal amount of $__________ to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [ABR Advances] [Euro-Dollar Advances].
The Borrower has caused this Notice of Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________ 20___.

HMS INCOME FUND, INC. a Maryland corporation

By:

Name:

Title:

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Exhibit 10.40

EXHIBIT D

BORROWING BASE CERTIFICATION REPORT

Reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS Income Fund, Inc. (the “Borrower”), HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.
Pursuant to Section 5.01(i) of the Credit Agreement, ___________, the duly authorized chief financial officer or other authorized officer of Borrower, acting in his capacity as such officer for Borrower and not in his individual capacity, hereby certifies to the Administrative Agent and the Lenders that: (i) attached hereto is a list of the Portfolio Investments that the Borrower proposes to include in the calculations of the Borrowing Base on the date hereof, together with the most recent Value and source of the determination of Value for each, (ii) such Portfolio Investments satisfy all of the requirements contained in the definitions of “Eligible Quoted Senior Bank Loan Investments”, “Eligible Investment Grade Debt Securities”, “Eligible Core Portfolio Investments”, “Eligible Unquoted Senior Bank Loan Investments”, and “Eligible Non-Investment Grade Debt Securities”, as applicable; (iii) the information contained herein and in the schedule(s) attached hereto is true, accurate and complete as of the date hereof; (iv) no Default has occurred and is continuing on the date hereof; and (v) the representations and warranties of the Loan Parties contained in Article IV of the Credit Agreement and the other Loan Documents are true on and as of the date hereof.
Certified as of the ____ day of _________________ 20___.

HMS INCOME FUND, INC., a Maryland corporation.

By:    ______________________________
Name:    ______________________________
Title:    ______________________________

[Attach supporting Schedule(s)]

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Exhibit 10.40

EXHIBIT E

OPINION LETTER COVERAGE OF
COUNSEL FOR THE BORROWER AND GUARANTORS

[To be Attached]

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Exhibit 10.40

EXHIBIT F

CLOSING CERTIFICATE

Reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated March 6, 2017 and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS Income Fund, Inc. (the “Borrower”), HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Sections 3.01 and 3.02 of the Credit Agreement, David Covington, acting in his capacity as the duly authorized Chief Accounting Officer and Treasurer of the Borrower, and not in his individual capacity, hereby certifies to the Administrative Agent and the Lenders that:

(a) to the knowledge of such Person (i) no Default has occurred and is continuing on the date of the first Borrowing under the Credit Agreement; and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date of the first Borrowing under the Credit Agreement;

(b) Borrower will comply with the Investment Policies set forth on Exhibit “A” attached hereto (the entity to which “we”, “us”, “our” and “Company” refer within such Exhibit “A” is the Borrower);

(c)    any credit facilities currently in effect for the Borrower (except to the extent being so repaid with the proceeds of the initial Loan on or after the Restatement Date) and any and all liens thereunder have been terminated and released;

(d)    immediately after the Borrowing to be made on the Restatement Date, the aggregate outstanding principal amount of the Revolver Advances will not exceed the lesser of: (A) the aggregate amount of the Revolver Commitments of all of the Lenders as of such date; and (B) the Borrowing Base; and

(e)    as required by Section 5.04, the aggregate Revolver Advances, after giving effect to the Borrowing to be made on the Restatement Date minus Cash and Cash Equivalents [does][does not] exceed 85% of the Adjusted Borrowing Base [and the Borrower has Liquidity in excess of 15% of the aggregate outstanding principal amount of the sum of all Revolver Advances, after giving effect to the Borrowing to be made on the Restatement Date].

Certified as of the [__] day of March 2017.

BORROWER

HMS INCOME FUND, INC., a Maryland corporation

By:
David Covington, Chief Accounting Officer and Treasurer

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Exhibit 10.40

[Attach Exhibit “A”
Investment Policies]

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Exhibit 10.40

EXHIBIT G

OFFICER’S CERTIFICATE

The undersigned, David Covington, Chief Accounting Officer and Treasurer of [__________________] (the “Company”), hereby certifies that he has been duly appointed, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company, and in such capacity hereby further certifies, in connection with the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 among HMS Income Fund, Inc. (the “Borrower”), HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof (as amended and restated on March 6, 2017, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein having the meaning set forth therein) that:

1.    Attached hereto as Exhibit A is a complete and correct copy of the Organizational Documents of the Company as in full force and effect on the date hereof as certified by the Secretary of State of the State of [____________], the Company’s state of organization.

2.    Attached hereto as Exhibit B is a complete and correct copy of the Operating Documents of the Company as in full force and effect on the date hereof.

3.    Attached hereto as Exhibit C is a complete and correct copy of the Organizational Actions duly adopted by the [_________________] of the Company, approving and authorizing the execution and delivery of the Credit Agreement, the Notes and the other Loan Documents to which the Company is a party. Such Organizational Actions have not been repealed or amended and are in full force and effect, and no other Organizational Actions have been adopted by the board of directors of the Company in connection therewith.

4.    Each of the persons named on Exhibit D attached hereto is, and was at the time of executing any Loan Document on behalf of the Company, a duly appointed, qualified and acting officer of the Company with such person holding the title set forth opposite such person’s name and the signature set forth opposite the name of such person, and the signatures of such person appearing on the Credit Agreement, the Notes and the other Loan Documents, is his or her genuine signature. Each such person is authorized to execute and deliver, and was authorized at the time of executing and delivering, on behalf of the Company, the Credit Agreement, the Notes and the other Loan Documents to which the Company is a party and any certificate or other documents to be executed and delivered by the Company pursuant to the Loan Documents.

[Remainder of page intentionally left blank]

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Exhibit 10.40

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate as of the date first stated above.

[_____________________________________]

By:    _______________________________
Name:     David Covington
Title:    Chief Accounting Officer and Treasurer

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Exhibit 10.40

EXHIBIT H

COMPLIANCE CERTIFICATE

Reference is made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS Income Fund, Inc. (the “Borrower”), HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 5.01(c) of the Credit Agreement, _________________, acting in his capacity as the duly authorized [__________________] of the Borrower and not in his individual capacity, hereby certifies to the Administrative Agent and the Lenders that the information contained in the Compliance Checklist attached hereto is true, accurate and complete as of _____________, 20__ (the “Compliance Date”), and that [no Default is in existence on and as of the date hereof.] [the following covenants and conditions have not been performed or observed and the following is a list of each such Default and/or Event of Default and its nature and status and the actions proposed by the Borrower to remedy such Default and/or Event of Default:]

Dated as of _________________.

HMS INCOME FUND, INC., a Maryland corporation

By:    _______________________________
Name: _______________________________
Title:    _______________________________

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Exhibit 10.40

Compliance Checklist

[To Be Provided By the Borrower In Form and
Content Satisfactory to Administrative Agent]

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EXHIBIT I

JOINDER AND REAFFIRMATION AGREEMENT

THIS JOINDER AND REAFFIRMATION AGREEMENT (the “Agreement”), dated as of ____________ __, 20__, is by and among [______________] (the “New Guarantor”), HMS INCOME FUND, INC., a Maryland corporation (the “Borrower”), HMS EQUITY HOLDING, LLC, a Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation, [[ ] and [ ] (collectively, the “Existing Guarantors”),] and EVERBANK COMMERCIAL FINANCE, INC. (the “Administrative Agent”).

The Borrower, the Existing Guarantors, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”). All of the defined terms in the Credit Agreement are incorporated herein by reference.

The Borrower, the Existing Guarantors and the New Guarantor have requested that the New Guarantor become a Guarantor under the Credit Agreement, a Grantor under the Security Agreement and a Pledgor under the Pledge Agreement in accordance with Section 5.28 of the Credit Agreement.

Accordingly, the Borrower, Existing Guarantors, New Guarantor and Administrative Agent hereby agree as follows:

1.    The Borrower, the Existing Guarantors and the New Guarantor hereby acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the New Guarantor will be deemed to be a party to the Credit Agreement, and a “Guarantor” for all purposes of the Credit Agreement, the Notes and the other Loan Documents, and shall have all of the obligations of a Guarantor thereunder, as if it had executed the Credit Agreement and the other Loan Documents. The Borrower, the Existing Guarantors and the New Guarantor hereby further acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the New Guarantor will be deemed to be, effective as of the date hereof, (a) a party to the Security Agreement and a “Grantor” for all purposes of the Security Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the Security Agreement, and (b) a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement and shall have all of the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The New Guarantor assumes and agrees to be bound by and comply with, all of the terms, provisions and conditions contained in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents applicable to the Guarantors and all duties and obligations of a Guarantor thereunder, as fully and completely as all other Guarantors thereunder, jointly and severally, individually and collectively, with all other Guarantors, including without limitation (i) all of the representations, warranties, covenants, undertakings and obligations set forth in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents (each of which, as to the New Guarantor, shall be deemed made on the date hereof), and (ii) all waivers set forth in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents.

2.    The New Guarantor has received a copy of the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents (as well as all schedules and exhibits to each). The information on the exhibits and schedules to the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents, as applicable, are amended to provide the information shown on the attached Schedule A. In furtherance and not in limitation of the terms of the Security Agreement and

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the Pledge Agreement, the New Guarantor acknowledges its present grant of a first priority security interest in all of its Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) to the Administrative Agent, for the benefit of the Secured Parties (as described in the Security Agreement). In furtherance and not in limitation thereof, the New Guarantor hereby, as security for the payment of the Notes, the Guaranty and all Obligations whatsoever of the Borrower and each Guarantor, hereby grants to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing, general lien upon and security interest in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) (i) all Accounts (as defined in the Security Agreement), General Intangibles (as defined in the Security Agreement), Documents (as defined in the Security Agreement), Chattel Paper (as defined in the Security Agreement) and Instruments (as defined in the Security Agreement) now existing or hereafter arising of the New Guarantor; (ii) all guarantees of the New Guarantor’s existing and future Accounts (as defined in the Security Agreement), General Intangibles (as defined in the Security Agreement), Chattel Paper (as defined in the Security Agreement) and Instruments (as defined in the Security Agreement) and all other security held by the New Guarantor for the payment and satisfaction thereof; (iii) all Inventory (as defined in the Security Agreement) now owned or hereafter acquired by the New Guarantor; (iv) all Equipment (as defined in the Security Agreement) now owned or hereafter acquired of the New Guarantor; (v) all Intercompany Claims (as defined in the Security Agreement) now existing or hereafter arising; (vi) any and all now owned or hereafter acquired or arising Deposit Accounts (as defined in the Security Agreement), Investment Property (as defined in the Security Agreement), Letter of Credit Rights (as defined in the Security Agreement), Goods (as that term is defined in the UCC) and Supporting Obligations (as defined in the Security Agreement); (vii) all books and records of the New Guarantor (including, without limitation, computer records, tapes, discs and programs and all other media, written, electric, magnetic or otherwise, containing such records) which relate to the New Guarantor’s Inventory (as defined in the Security Agreement), Equipment (as defined in the Security Agreement), Accounts (as defined in the Security Agreement), Deposit Accounts (as defined in the Security Agreement), Investment Property (as defined in the Security Agreement), Letter of Credit Rights (as defined in the Security Agreement), Goods (as defined in the Security Agreement), Supporting Obligations (as defined in the Security Agreement), General Intangibles (as defined in the Security Agreement), Chattel Paper (as defined in the Security Agreement) and Instruments (as defined in the Security Agreement) or guarantees thereof; (viii) all insurance on all of the foregoing and the proceeds of that insurance; and (ix) all cash and noncash proceeds and products of all of the foregoing and the proceeds and products of other proceeds and products; and (b) all of such New Guarantor’s membership interests, limited partnership interests, common stock and other equity interests in the “Pledged Entities” (the entities described on the attached update to Schedule I of the Pledge Agreement) and all securities instruments or other rights convertible into or exercisable for the foregoing (the “Equity Interests”), together with all proceeds, profits, interests, capital accounts, accounts, contract rights, general intangibles, deposits, funds, dividends, distributions, rights to dividends, rights to distributions, including both distributions of money and of property, and other rights, claims and interests relating to or arising out of such New Guarantor’s Equity Interests in the Pledged Entities, together with any and all replacements or substitutions for or proceeds of all of the foregoing (collectively, the “Pledge Collateral”); provided that, notwithstanding anything herein to the contrary, the Pledge Collateral shall not include, and the security interest herein shall not attach to, (i) any outstanding Equity Interests of a Foreign Subsidiary, held individually by the New Guarantor or in the aggregate with all other Pledgors in excess of 65% of the voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote or (ii) any property rights in Equity Interests (other than Equity Interests issued by any Subsidiary), or any Operating Documents of any issuer of such Equity Interests to which New Guarantor is a party, or any of its rights or interests thereunder, if the grant of such security interest shall constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of the New Guarantor therein or (B) a breach or termination pursuant to the terms of, or a default under, any such property rights or Operating Documents (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provisions) of any relevant jurisdiction or any other Applicable Law (including the Bankruptcy Code) or principles of equity). Further,

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New Guarantor hereby delivers to the Administrative Agent (or to the Collateral Custodian as its agent and bailee), on behalf of the Secured Parties, including itself, herewith all certificates, instruments and documents, if any, representing the Equity Interests in the Pledged Entities to be held by the Administrative Agent as Collateral, together with a transfer power in blank duly executed by Pledgor, as well as any other deliverables required by Section 5.28 of the Credit Agreement.

3.    The New Guarantor hereby waives presentment, demand, protest, acceptance, notice of demand, protest and nonpayment and any other notice required by law relative to the Credit Agreement, the Obligations, the Notes and the other Loan Documents.

4.    This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

5.    Except as set forth expressly herein, all terms of the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and Guarantors to the Administrative Agent and Lenders. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Joinder Agreement, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. In any event, this Joinder Agreement and the documents executed in connection therewith shall not, individually or collectively, constitute a novation.

6.    To induce the Administrative Agent and Lenders to enter into this Joinder Agreement, the Borrower, the Existing Guarantors and the New Guarantor hereby (a) restate and renew each and every representation and warranty heretofore made by them under, or in connection with the execution and delivery of, the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents; (b) restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement, the Security Agreement and in the Loan Documents, effective as of the date hereof; (c) acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower or any Existing Guarantor as against the Administrative Agent or any Lender with respect to the payment or performance of its Obligations; and (d) certifies that no Default or Event of Default exists.

7.    This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8.    The Borrower, the Existing Guarantors and the New Guarantor agree to pay upon request the actual costs and expenses of the Administrative Agent and Lenders reasonably incurred in connection with the preparation, execution, delivery and enforcement of this Joinder Agreement and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Administrative Agent’s legal counsel.

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IN WITNESS WHEREOF, The Borrower, the Existing Guarantors and the New Guarantor have caused this Joinder Agreement to be duly executed by its authorized officers for the benefit of the Administrative Agent and the Lenders as of the day and year first above written.

NEW GUARANTOR:

[_______________________]

By: ______________________________
Name: ___________________________
Title:_____________________________

BORROWER:

HMS INCOME FUND, INC.,
a Maryland corporation

By:_______________________________
Name: ____________________________
Title:______________________________

EXISTING GUARANTORS:

HMS EQUITY HOLDING, LLC, a Delaware
limited liability company

By: HMS INCOME FUND, INC.,
Its Managing Member

By: ______________________________
Name: ___________________________
Title:_____________________________

HMS EQUITY HOLDING II, INC., a Delaware
corporation

By: ______________________________
Name: ___________________________
Title:_____________________________

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EVERBANK COMMERCIAL FINANCE, INC.,
as Administrative Agent and as a Lender

By: __________________________________
Name: _______________________________
Title:_________________________________

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Schedule A to Joinder Agreement

[Provide Information here to update Schedules and Exhibits
to Credit Agreement, Security Agreement, Pledge Agreement and other Loan Documents]

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EXHIBIT J

FORM OF SECURITY AGREEMENT

[To be attached]

Exhibits to Credit Agreement- Exhibit “J”         850755-00002

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EXHIBIT K

FORM OF PLEDGE AGREEMENT

[To be attached]

Exhibits to Credit Agreement- Exhibit “K”         850755-00002

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EXHIBIT L

ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:        ______________________________
2.    Assignee:        ______________________________
[and is an Affiliate /Approved Fund of [identify Lender]]
3.    Borrower:        HMS INCOME FUND, INC., a Maryland corporation
4.    Administrative Agent:     EVERBANK COMMERCIAL FINANCE INC., as the administrative agent under the Credit Agreement
5.    Credit Agreement:    The Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated March 6, 2017), among HMS Income Fund, Inc., HMS Equity Holding, LLC, HMS Equity Holding II, Inc., Everbank Commercial Finance, Inc., as a Lender and as Administrative Agent, and the Lenders listed on the signature pages thereof.

Exhibits to Credit Agreement- Exhibit “L” Page 002
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6.    Assigned Interest:

Revolver Commitment	Aggregate Amount of Commitment/Loans for all Lenders[3]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
	$	$	%

[7.    Trade Date:        ______________]
[Remainder of the page intentionally left blank]

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Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:______________________________
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:______________________________
Title:

[Consented to and] Accepted:
EVERBANK COMMERCIAL FINANCE, INC., as
Administrative Agent
By_________________________________
Title:
[Consented to:]
HMS INCOME FUND, INC., a Maryland corporation
By________________________________
Title:

HMS EQUITY HOLDING, LLC, a Delaware limited
liability company

By: HMS INCOME FUND, INC., its Managing Member

By________________________________
Title:

HMS EQUITY HOLDING II, INC., a
Delaware corporation

By________________________________
Title:

Exhibits to Credit Agreement- Exhibit “L” Page 002
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ANNEX 1 to Assignment and Assumption

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

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3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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Exhibit 10.40

EXHIBIT M-1

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS INCOME FUND, INC., a Maryland corporation, as Borrower (“Borrower”), HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation, EVERBANK COMMERCIAL FINANCE, INC. as Administrative Agent (“Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: _______________________________________________
Name:
Title:

Date: __________________, 20[ ]

Exhibits to Credit Agreement- Exhibit “M-1002
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Exhibit 10.40

EXHIBIT M-2

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS INCOME FUND, INC., a Maryland corporation, as Borrower (“Borrower”), HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation, EVERBANK COMMERCIAL FINANCE, INC. as Administrative Agent (“Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: _______________________________________________
Name:
Title:

Date: __________________, 20[ ]

Exhibits to Credit Agreement- Exhibit “M-2002
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Exhibit 10.40

EXHIBIT M-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS INCOME FUND, INC., a Maryland corporation, as Borrower (“Borrower”), HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation, EVERBANK COMMERCIAL FINANCE, INC. as Administrative Agent (“Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-81MY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-81MY accompanied by an IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: _______________________________________________
Name:
Title:

Date: __________________, 20[ ]

Exhibits to Credit Agreement- Exhibit “M-3002
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Exhibit 10.40

EXHIBIT M-4
FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships
For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as amended and restated on March 6, 2017, and as further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among HMS INCOME FUND, INC., a Maryland corporation, as Borrower (“Borrower”), HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation, EVERBANK COMMERCIAL FINANCE, INC. as Administrative Agent (“Administrative Agent”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-81MY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-81MY accompanied by an IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: _______________________________________________
Name:
Title:
Date: __________, 20[ ]

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